Rowan Companies, Inc.

Credit Suisse Energy Summit

Matt Ralls, President & CEO

February 9, 2011 | Vail, Colorado



Photo of the N-Class *Rowan Viking* en route to the North Sea in November 2010.

Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Offshore Drilling



Land Drilling



Manufacturing



Offshore Drilling Is Rowan's Dominant Segment


Revenue
USD MM
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2008
2009
2010E
11%
34%
55%
10%
31%
59%
10%
34%
56%
EBITDA
USD MM
$800
$600
$400
$200
$0
10%
11%
79%
6%
7%
87%
7%
8%
85%
Land
Manufacturing
Offshore

Rowan Highlights

Leading Global, High-spec Jack-up Company

- Focused on customers with demanding drilling
- Will own close to 40% of global high-spec jack-up fleet
- One of the youngest fleets in the industry
- Achieve premium day rates and utilization
- Geographically diversified

Strategically Focused On Offshore Drilling

- Seek to expand Rowan offshore fleet with additional high-end jack-ups or ultra deepwater rigs
- Separate land drilling and manufacturing at the appropriate time

Conservative Financial Profile With Strong Balance Sheet

- Investment grade rating with strong liquidity
- New rig construction completed by 2012
- Focused on cost control and capital spending discipline

Rowan's Jack-Up Fleet Focuses On Demanding Drilling

- 28 jack-up rigs operating worldwide capable of drilling up to 35,000 feet in up to 550 feet of water
  - 16 high-spec cantilever jack-up rigs, nine premium jack-ups, and three commodity jack-up rigs with skid-base capability
  - Three additional high-spec rigs under construction


North Sea: 5*
Egypt: 1
US GOM: 10
Middle East: 10
Mexico: 1
Trinidad: 1

* *Rowan Stavanger* is scheduled to depart Singapore for the North Sea in early February 2011.

N-Class Jack-ups Fit Rowan's Strategy

- Hook-load capacity: 2.2 million pound
- State-of-the-art automated pipe handling
- Can support combined drilling and production operations
- Cantilever reach: extended reach and transverse skidding of drill package to create a 75X66 foot drilling envelope
- Accommodations: living quarters for 120 people on board
- Leg length: capable of drilling up to 35,000 feet in harsh environment North Sea and Eastern Canada in more than 400 feet water depth

Conventional Drilling and Production


2.2MM lb
75 ft.
120 People
3/2200 HP
568 ft.

Rowan N-Class Rigs Committed



Rowan Viking

Received a LOI from Total UK for 19 months of work in the low $220s per day

Rowan Stavanger

Received a LOI from Talisman Norway for ~90 to 120 days for accommodation work in the low $300s per day

Rowan Norway

Received a LOI from Xcite Energy for ~240 days of work in the UK North Sea in the low $250s per day

Tracking Multiple Contract Opportunities for N-Class Rigs

- Current demand for approximately 18-20 rigs for multi-well projects in the UK and Norwegian sector of the North Sea
- Operators are anxious to see increased competition and a high grading of equipment in the area

Worldwide JU Utilization=68% (76% Excluding U.S. GOM)


North Sea
82%
31 7
Mediterranean
52%
13 12
Middle East
75%
89 29
US GOM
36%
32 56
Southeast Asia
77%
47 14
Mexico
83%
20 4
C&S America
75%
12 4
Indian Ocean
92%
33 3
West Africa
70%
21 9
Australia
100%
1 0
Contracted
Not Contracted

Increasing Demand For High-End Jack-ups (>=350′ WD)



345 Contracted Jack-Ups
326 Contracted Jack-Ups
Number of Rigs Contracted
350
300
250
200
150
100
50
0
31%
DECREASE
197%
INCREASE
2001
Current
High-End Jack-ups
All Other Jack-ups

Utilization At 85% For Highest Capability Jack-ups

	# of Rigs	Utilization	% of Global Jack-up Fleet
350 ft. IC+	137	85%	28%
300 ft. IC	129	70%	27%
<= 250 ft. IC	124	70%	27%
IS	24	54%	5%
MC + MS	63	32%	13%
Total	477	68%	100%
High-Spec	31	94%	6%

Day Rates Significantly Higher For More Capable JUs


Average Fixtures
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
MC+MS
IS
<=250 ft IC
300 ft IC
350 ft IC+
High-Spec

Fixture day rates: The rates agreed upon over the last six months (contract may not have commenced)

Specifications for Leading Edge Rigs Increasing

Rig Specifications	Year 2000	Year 2005	Year 2010
Rigs Class Example	116-C	Tarzan	N-Class/Super Gorilla
Cantilever Reach	45-52 ft.	60 ft.	70-100 ft.
Drilling Depth	<25,000 ft.	25-30,000 ft.	35,000 ft.
Hook-Load	1.25M	2M	2-2.5M
Mud Pit Volumes	N/A	4000 bbls.	4000-5000 bbls.
No. Mud Pumps	2	3	3-4
Pressure	5000 psi	7500 psi	7500 psi
Quarters	78 people	108-120 people	110-130 people

Relevant JU Supply Is Lower Than Apparent Supply

- 78 rigs are cold stacked / out of service
- Only 18 newbuilds are high-spec, and three are Rowan rigs



Rigs
550
500
450
400
350
300
477
39
39
49
350
61
4
16
4
388
Current Fleet
Cold Stacked MC/MS/IS
Cold Stacked IC
Current China/Iran Fleet
Relevant Current Fleet
Newbuilds
Newbuild NOC*
Cancellation Candidates*
Newbuilds Going To China/Iran*
Relevant Supply

Source: ODS-Petrodata, * Company estimates

Rowan's Jack-up Fleet Is Young Compared To Peers

~69% of global jack-up fleet is older than 25 years

Rig additions will reduce Rowan's average fleet age to 16 years


<10 yrs
114 Rigs
24%
>30 yrs
145 Rigs
30%
10-20 yrs
19 Rigs
4%
21-25 yrs
13 Rigs
3%
26-30 yrs
186 Rigs
39%


Years
Average Peer Jack-up Fleet Ages
35
30
25
20
15
10
5
0
17
25
28
29
31
33
Rowan 28 JUs
Ensco 40 JUs
Transocean 65 JUs
Noble 39 JUs
Diamond 13 JUs
Pride 7 JUs

Rowan Is The Market Leader In High-Spec Jack-ups

Rowan will own 19 of the 49 high-spec jack-ups by year-end 2013


Number of High-Spec Rigs
20
18
16
14
12
10
8
6
4
2
0
Rowan
Seadrill
Noble
Aban
Maersk
COSL
ENSCO
Drilling & Offshore
Prospector
Hercules
Diamond
SinoTharwa
Swecomex

Rowan Earns Premium Day Rates



Current Earned Jack-up Day Rates
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
RDC
RIG
PDE
ESV
DO
NE

Rowan's Geographical Diversification Continues


Year End 2003
24 Total Rigs
North Sea
Canada
1
1
Gulf of Mexico
22
Today
28 Total Rigs
One of these rigs to depart for the Middle East in Q2 2011
Egypt
Mexico
Trinidad
1
1
1
10
Gulf of Mexico
Middle East
10
5*
North Sea

* *Rowan Stavanger* is scheduled to depart Singapore for the North Sea beginning of February 2011.

Rowan's Backlog Is Mostly International



Mexico
Trinidad
Middle East
Land
Gulf of Mexico
North Sea
2%
9%
9%
39%
16%
26%

- $1.7 billion in drilling commitments as of 12/22/2010
- Over $1.4 billion added since early 2010

International Tender And Inquiry Activity For Rowan Rigs

North Sea, Middle East and Southeast Asia Driving Rig Demand



North Sea
21 Rigs
Mediterranea
1 Rigs
Middle East
25 Rigs
Mexico
7 Rigs
C&S America
6 Rigs
India
5 Rigs
Southeast Asia
5 Rigs
West Africa
2 Rig
Australia
2 Rig

Delivered 6 New High-Spec Jack-ups In The Past Year

1. **Ralph Coffman** *240C Class* — Jan-2010
2. **EXL #1** *Enhanced Super 116E Class* — May-2010
3. **EXL #2** *Enhanced Super 116E Class* — Sept-2010
4. **Rowan Viking** *N-Class #1* — Oct-2010
5. **EXL #3** *Enhanced Super 116E Class* — Dec-2010
6. **Rowan Stavanger** *N-Class #2* — Jan-2011


ROWAN



Rowan Has 3 High-Spec Newbuilds Under Construction

Rowan Norway


Committed
1

Delivery Jun-2011

Joe Douglas


Committed
2

Delivery Sept-2011

EXL #4


3

Delivery Jan-2012

Rowan newbuild capex substantially complete after 2011


USD MM
$700
$600
$500
$400
$300
$200
$100
$0
2011
2012
N-Class
240C
EXL

Substantial Liquidity, Investment Grade Credit Rating

	Preliminary 12/31/2010	Projected 12/31/2011
Cash and restricted cash	$453	$200 - $300
Credit Facility*	600	250
Total Liquidity	$1,053	$450 - $550
Total Debt	$1,186	$1,485
Total Debt-to-Cap	24%	27% - 28%
Net Debt-to-Cap	16%	23% - 25%
Total Debt-to-LTM EBITDA	1.9x - 2.0x	2.3x - 2.5x
Net Debt-to-LTM EBITDA	1.2x	1.8x - 2.1x
Ratings: (Moody's / S&P)	Baa3 / BBB-	

* Credit facility line includes $350 million of undrawn term loan in 2010

Declining Effective Tax Rate

2008	2009	2010	2011
34.6%	31.7% (normalized)	26% (estimated)	Low 20s %

- Through 2007, all rigs owned in US Subsidiaries
- Since 2008, certain rigs owned in foreign subsidiaries
- Opportunities for further reductions
  - Outbounded three US rigs in 2010 – *Gorilla VII, Gorilla V, and Rowan California*
  - Departures from GOM in 2011 - *EXL-II* and *Ralph Coffman*
  - *N-Class* rigs should achieve low single digit tax rate

Rowan Land Rigs Suited For Current Requirements

- 28 marketed rigs 82% contracted at an average day rate of $20,000
- Ideally suited for horizontal drilling
  - » 25 of our land rigs are 2,000 HP or greater
  - » 18 are AC drive


OK
2 Rigs
TX
11 Rigs
LA
7 Rigs
AL
1 Rig
AK
1 Rig
Deep Bossier Gas Play: 5 rigs
Haynesville Shale Play: 8 rigs
Other Shale Gas Plays:
Austin Chalk - 1 rig
Granite Wash - 1 rig




LeTourneau
Built on EXPERIENCE
Driven by VISION
www.letourneau-inc.com
DRILLING PRODUCTS
MINING PRODUCTS

LeTourneau's vision is to be recognized by their customers as designing, building and supporting the most innovative, capable and reliable equipment for developing the world's natural resources.

LeTourneau Highlights

Diversified, technologically focused original equipment manufacturer with large installed base	• World's largest installed base of jack-up rigs • Innovative drilling and mining equipment • Unique, industry leading electric drive system • Strong, growing and profitable aftermarket business
Strong, global market presence	• Recognized brands – LeTourneau, LEWCO and OEM • Established shipyard relationships (Lamprell, Keppel) • Global dealer presence in mining equipment
Well positioned for growth	• Serving expanding customer base post-Rowan • Acquiring and/or developing full drilling packages • Expanding electric drive system into new products

LeTourneau Provides A Varied Product Portfolio

Drilling Products



Offshore Products

- Offers five high-spec and premium jack-up rig designs
- Offers turn-key supply of rig components, hull fabrication and assembly of rig kits and drilling systems
- Nearly 30% of jack-ups in operation are designed and/or built by LeTourneau



Drilling Systems

- Manufactures drilling equipment for land and offshore rigs
  - -Mud pumps
  - -Top drives
  - -Drawworks
  - -Power solutions
  - -Land rigs
- Offers innovative designs (direct drive top drives, balanced crank shaft mud pumps)
- Growing aftermarket business

Mining Products



- Offers front-end loaders for surface mining applications
- Built using proprietary hybrid electric drive system technology
- Offers more loader sizes and bigger payloads than any other supplier
- Strong global demand
- Profitable aftermarket business

LeTourneau Supported By External* Backlog

2011 Outlook

- Revenues expected to be up slightly over 2010
- Margins improving
- Loader shipments up: 14 in 2009, 25 in 2010, and significantly more in 2011
- Aftermarket business remains strong
- Jack-up kit inquiries up
- Kit sales should pull through drilling equipment packages

$299 MM in Backlog (12/31/10)



Steel Products
3%
Offshore Products
13%
Drilling Systems
37%
47%
Mining & Forestry Products

* LeTourneau external backlog consists of executed contracts and customer commitments, excluding sales to Rowan.

Summary



Leading Global, High-spec Jack-up Company

Strategically Focused On Offshore Drilling

Conservative Financial Profile With Strong Balance Sheet

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056
713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com

RDC LISTED NYSE

